Listing Report:Supplement No. 55 dated Jun 08, 2012 to Prospectus dated Apr 30, 2012
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Apr 30, 2012 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Apr 30, 2012 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 580621
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.65%
Term:	60 months

Lender yield:	19.85%	Borrower rate/APR:	20.85% / 23.32%	Monthly payment:	$404.54

Lender servicing fee:	1.00%	Effective Yield*:	19.50%
		Estimated return*:	13.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1974	Debt/Income ratio:	50%
Credit score:	760-779 (Jun-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 16	Length of status:	14y 5m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,150	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	31%
		Homeownership:	Yes
Screen name:	silver-shrubbery053	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
GHV business expansion
Purpose of loan:
This loan will be used to...finalize the startup of a new business that is on the cutting edge of the healthy eating revolution.

My financial situation:
I am a good candidate for this loan because...my credit usage and past work history shows stability, reliability and success.

Monthly net income: $3460
Monthly expenses: $205
Housing: $507
Insurance: $275
Car expenses: $527
Utilities: $100
Phone, cable, internet: $201
Food, entertainment: $140
Clothing, household expenses: $45
Credit cards and other loans: $297
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 595827
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,900.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.90%
Term:	60 months

Lender yield:	32.04%	Borrower rate/APR:	33.04% / 35.84%	Monthly payment:	$133.56

Lender servicing fee:	1.00%	Effective Yield*:	30.57%
		Estimated return*:	15.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Nov-1998	Debt/Income ratio:	45%
Credit score:	660-679 (Jun-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	23 / 16	Length of status:	16y 1m
Amount delinquent:	$0	Total credit lines:	52	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$30,516	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	Yes
Screen name:	diligent-velocity6	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	12 ( 71% )	660-679 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	5 ( 29% )	640-659 (Jan-2012) 640-659 (Mar-2011)
Principal balance:	$2,841.99	31+ days late:	0 ( 0% )
Total payments billed:	17
Description
Refinance
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 595985
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.65%
Term:	60 months

Lender yield:	19.85%	Borrower rate/APR:	20.85% / 23.32%	Monthly payment:	$404.54

Lender servicing fee:	1.00%	Effective Yield*:	19.50%
		Estimated return*:	13.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-2001	Debt/Income ratio:	17%
Credit score:	660-679 (Jun-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	9y 7m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,575	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	Yes
Screen name:	reflective-pound167	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home buying
Purpose of loan:
This loan will be used to buy an investment house property.

My financial situation:
I am a good candidate for this loan because I am a responsible debtor trying to purchase an investment property however banks are not lending amount under 30k.

Monthly net income: $6,400
Monthly expenses: $437
Housing: $1,429
Insurance: $0 Included in house payments
Car expenses: $0, car is paid in full
Utilities: $ included in 437 above
Phone, cable, internet: $ included in 437 above
Food, entertainment: $ 125
Clothing, household expenses: $0
Credit cards and other loans: $150
Other expenses: $350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 596097
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	3.30%
Term:	60 months

Lender yield:	14.51%	Borrower rate/APR:	15.51% / 17.85%	Monthly payment:	$240.58

Lender servicing fee:	1.00%	Effective Yield*:	14.45%
		Estimated return*:	11.15%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1998	Debt/Income ratio:	20%
Credit score:	760-779 (Jun-2012)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	15 / 15	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,097	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	No
Screen name:	commanding-basis7	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
to pay off existing bills
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 596265
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,500.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	4.20%
Term:	36 months

Lender yield:	13.69%	Borrower rate/APR:	14.69% / 18.32%	Monthly payment:	$224.34

Lender servicing fee:	1.00%	Effective Yield*:	13.46%
		Estimated return*:	9.26%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1983	Debt/Income ratio:	26%
Credit score:	740-759 (Jun-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	39y 1m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$81,077	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	82%
		Homeownership:	Yes
Screen name:	generosity-advantage	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	740-759 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	0 ( 0% )	680-699 (Jun-2011) 740-759 (May-2011)
Principal balance:	$6,077.64	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Refinancing To Lower Rate
Purpose of loan:
This loan will be used to...Refinance existing Prosper loan @ lower rate

My financial situation:
I am a good candidate for this loan because...I am gainfully employed with same co for over 30 yrs and have made significant improvement to my credit rating. This new loan will reduce my current payment by 50%

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 596613
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.65%
Term:	60 months

Lender yield:	19.85%	Borrower rate/APR:	20.85% / 23.32%	Monthly payment:	$404.54

Lender servicing fee:	1.00%	Effective Yield*:	19.50%
		Estimated return*:	13.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1994	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,149	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	26%
		Homeownership:	No
Screen name:	unique-ore3	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Business
Purpose of loan:
This loan will be used to... Product development

My financial situation:
I am a good candidate for this loan because... I am in good standing with my creditors and pay my expenses in a timely manner.

Monthly net income: $1800
Monthly expenses: $1050
Housing: $600
Insurance: $0
Car expenses: $0
Utilities: $100
Phone, cable, internet: $95
Food, entertainment: $100
Clothing, household expenses: $35
Credit cards and other loans: $120
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 596893
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,500.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.65%
Term:	12 months

Lender yield:	11.24%	Borrower rate/APR:	12.24% / 17.97%	Monthly payment:	$845.13

Lender servicing fee:	1.00%	Effective Yield*:	11.06%
		Estimated return*:	5.41%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1988	Debt/Income ratio:	17%
Credit score:	760-779 (Jun-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	15y 4m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,101	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	50%
		Homeownership:	Yes
Screen name:	blooming-affluence950	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Improving our in home business
Purpose of loan: My husband is the owner of a successful siding and roof business.
This loan will be used to expand our in home business and help us lay a foundation for a new shop

My financial situation: We are currently up to date with all bills and have done very well.
I am a good candidate for this loan because I take care of business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597261
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.90%
Term:	36 months

Lender yield:	20.48%	Borrower rate/APR:	21.48% / 25.26%	Monthly payment:	$265.45

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	11.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	10 / 9	Length of status:	6y 5m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,853	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	2%
		Homeownership:	No
Screen name:	efficient-generosity6	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan: Payoff bills
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $4,500
Monthly expenses: $1,000
Housing: $1,100
Insurance: $250
Car expenses: $280
Utilities: $200
Phone, cable, internet: $135
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $550
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597279
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-2007	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Jun-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	1y 0m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,429	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	48%
		Homeownership:	No
Screen name:	wise-consummate-exchange	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Debt
Purpose of loan: To help consolidate debt
This loan will be used to...pay off some small debts and eliminate the hassel of making several payments a month to just one

My financial situation: Good, self employed
I am a good candidate for this loan because...I have a good credit score that shows I'm responsible in paying what I've borrowed. I've been full time now for over a year in a very good job after completeing 4 years of college for my business degree

Monthly net income: $2500
Monthly expenses: $1200
Housing: $400
Insurance: $150
Car expenses: $80
Utilities: $100
Phone, cable, internet: $60
Food, entertainment: $100
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597327
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$86.85

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-1990	Debt/Income ratio:	11%
Credit score:	700-719 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	1	Current / open credit lines:	1 / 1	Length of status:	0y 1m
Amount delinquent:	$527	Total credit lines:	5	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	sincere-generosity761	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
This loan will be used to...
debt consolidation
My financial situation:
I am a good candidate for this loan because...although I have just started with McDonald's part time, I also receive $ 1391 in social security disability.

Monthly net income: $2191
Monthly expenses: $
Housing: $455
Insurance: $150
Car expenses: $200
Utilities: $50
Phone, cable, internet: $170
Food, entertainment: $200
Clothing, household expenses: $200
Credit cards and other loans: $700
Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597369
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,500.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	3.30%
Term:	60 months

Lender yield:	14.51%	Borrower rate/APR:	15.51% / 17.85%	Monthly payment:	$204.50

Lender servicing fee:	1.00%	Effective Yield*:	14.45%
		Estimated return*:	11.15%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Mar-1995	Debt/Income ratio:	18%
Credit score:	720-739 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,042	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	32%
		Homeownership:	No
Screen name:	burtwald	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to... To consolidate my Credit Cards debit in one pay and lower my monthly payments. I estimate I can my payments by about a third or even one half.

My financial situation:
Available upon request.

I am a good candidate for this loan because...

I meet all my monthly expenses and have maintained an excellent payment history. And by using this loan can meet my goal to be debit free in under five years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597381
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.65%
Term:	60 months

Lender yield:	19.85%	Borrower rate/APR:	20.85% / 23.32%	Monthly payment:	$80.91

Lender servicing fee:	1.00%	Effective Yield*:	19.50%
		Estimated return*:	13.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-1997	Debt/Income ratio:	22%
Credit score:	680-699 (Jun-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 14	Length of status:	24y 5m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$29,528	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	70%
		Homeownership:	Yes
Screen name:	witty-listing763	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Loan
Purpose of loan:
This loan will be used to pay for wedding expenses...

My financial situation:
I am a good candidate for this loan because I have steady income, long term regular employment, own two homes, and very good record of making payments.

Monthly net income: $3,800
Monthly expenses: $
Housing: $1000
Insurance: $170
Car expenses: $175
Utilities: $120
Phone, cable, internet: $280
Food, entertainment: $300
Clothing, household expenses: $100
Credit cards and other loans: $900
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597441
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	4.20%
Term:	36 months

Lender yield:	13.69%	Borrower rate/APR:	14.69% / 18.32%	Monthly payment:	$103.54

Lender servicing fee:	1.00%	Effective Yield*:	13.46%
		Estimated return*:	9.26%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-2001	Debt/Income ratio:	18%
Credit score:	660-679 (Jun-2012)	Inquiries last 6m:	7	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	5y 1m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,869	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	21%
		Homeownership:	No
Screen name:	blue-vigilance-museum	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	720-739 (Mar-2011)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Loan Consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597465
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	60 months

Lender yield:	32.04%	Borrower rate/APR:	33.04% / 35.84%	Monthly payment:	$136.98

Lender servicing fee:	1.00%	Effective Yield*:	30.57%
		Estimated return*:	15.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1991	Debt/Income ratio:	24%
Credit score:	660-679 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	18y 0m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,952	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	integrity-orb074	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597499
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	4.20%
Term:	36 months

Lender yield:	13.69%	Borrower rate/APR:	14.69% / 18.32%	Monthly payment:	$276.11

Lender servicing fee:	1.00%	Effective Yield*:	13.46%
		Estimated return*:	9.26%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1990	Debt/Income ratio:	15%
Credit score:	680-699 (Jun-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 17	Length of status:	7y 4m
Amount delinquent:	$0	Total credit lines:	42	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$34,688	Stated income:	$100,000+
Delinquencies in last 7y:	1	Bankcard utilization:	95%
		Homeownership:	No
Screen name:	Weetos1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	18 ( 100% )	680-699 (Latest)
Principal borrowed:	$8,000.00	< 31 days late:	0 ( 0% )	760-779 (Oct-2011) 620-639 (Dec-2007) 560-579 (Oct-2006)
Principal balance:	$4,276.72	31+ days late:	0 ( 0% )
Total payments billed:	18
Description
Brick & mortar banks no more.....
Purpose of loan:
This loan will be used to payoff money I set forth to pay my annual taxes, which jeopardized my other existing accounts.

My financial situation:
I am an ideal candidate for this loan because I have a solid job and make decent money. My history with Prosper is flawless. I have paid past Prosper loans on time and paid them off on or before schedule and will do the same with this one.

Monthly net income: $8000
Monthly expenses: see below
Mortgage: $3000/mo
Insurance (life/car/home): $400/mo
Car payment: $0 (paid off and okay with that)
Gas: $100/mo
Utilities: $300/mo
Cell phone, cable, internet: $250/mo (no land-line)
Groceries: $500/mo
Entertainment: $200/mo
Clothing, household expenses: $200.mo
Credit cards and other loans: $1500/mo
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597503
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,500.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.90%
Term:	36 months

Lender yield:	23.99%	Borrower rate/APR:	24.99% / 28.85%	Monthly payment:	$258.40

Lender servicing fee:	1.00%	Effective Yield*:	23.40%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-2010	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	10	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$279
Delinquencies in last 7y:	0	Bankcard utilization:	7%
		Homeownership:	No
Screen name:	intelligent-p2ploan4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
investing in a small scale business
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597509
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.90%
Term:	36 months

Lender yield:	20.48%	Borrower rate/APR:	21.48% / 25.26%	Monthly payment:	$75.84

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	11.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-2001	Debt/Income ratio:	23%
Credit score:	760-779 (Jun-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	2y 10m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,202	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	Yes
Screen name:	gold-dolphin8	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
medical
Purpose of loan: medical emergency
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3640.00
Monthly expenses: $280.00
Housing: $
Insurance: $125.00
Car expenses: $274.00
Utilities: $
Phone, cable, internet: $89.00
Food, entertainment: $
Clothing, household expenses: $200
Credit cards and other loans: $400.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597547
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,500.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.90%
Term:	60 months

Lender yield:	27.70%	Borrower rate/APR:	28.70% / 31.38%	Monthly payment:	$331.37

Lender servicing fee:	1.00%	Effective Yield*:	27.01%
		Estimated return*:	15.11%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-1972	Debt/Income ratio:	63%
Credit score:	740-759 (May-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,106	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	22%
		Homeownership:	No
Screen name:	delicious-p2ploan4	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
This loan will be used to...pay off debt, credit card and start my business.

My financial situation:
I am a good candidate for this loan because... I am a responsible person and extremely hard worker. All payments will be made on time.

Monthly net income: $1800
Monthly expenses: $0
Housing: $0
Insurance: $0
Car expenses: $200
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $0
Clothing, household expenses: $0
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597583
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,500.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.65%
Term:	36 months

Lender yield:	16.68%	Borrower rate/APR:	17.68% / 21.37%	Monthly payment:	$197.96

Lender servicing fee:	1.00%	Effective Yield*:	16.39%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1991	Debt/Income ratio:	14%
Credit score:	660-679 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	1y 10m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$34,454	Stated income:	$100,000+
Delinquencies in last 7y:	1	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	cordial-exchange050	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Paying off some high interest debt that has accumulated.

Eliminating some medical bills due now plus some credit card debt that has way too high of an interest rate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 595666
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.65%
Term:	36 months

Lender yield:	16.68%	Borrower rate/APR:	17.68% / 21.37%	Monthly payment:	$539.88

Lender servicing fee:	1.00%	Effective Yield*:	16.39%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Dec-1990	Debt/Income ratio:	10%
Credit score:	660-679 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,623	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	30	Bankcard utilization:	70%
		Homeownership:	No
Screen name:	bonus-amigo138	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Prep school for son
Purpose of loan:
This loan will be used to...To pay for my portion of tuition for my son to attend Bridgton Academy for a PG year

My financial situation:
I am a good candidate for this loan because... I am back to earning pre 2007 wages and have very little debt. so my ability to pay is excellent.

Monthly net income: $5200
Monthly expenses: $
Housing: $880
Insurance: $105
Car expenses: $0
Utilities: $35
Phone, cable, internet: $240
Food, entertainment: $500
Clothing, household expenses: $100
Credit cards and other loans: $70
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597308
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	3.30%
Term:	36 months

Lender yield:	11.70%	Borrower rate/APR:	12.70% / 15.54%	Monthly payment:	$117.42

Lender servicing fee:	1.00%	Effective Yield*:	11.66%
		Estimated return*:	8.36%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Oct-1997	Debt/Income ratio:	11%
Credit score:	760-779 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	14y 6m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,737	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	68%
		Homeownership:	Yes
Screen name:	dough-orchid3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Once In A Life Time Vacation
Purpose of loan:
I have been invited to go to Albania and Germany in July, but need the funds now.

My financial situation:
I hate borrowing money, but have always paid people back. I have a professional job (been there 14 years) and a side business. I have accounts receivable totalling the loan amount, but probably won't see that money until July.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597336
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	9.90%
Term:	36 months

Lender yield:	21.87%	Borrower rate/APR:	22.87% / 26.68%	Monthly payment:	$154.57

Lender servicing fee:	1.00%	Effective Yield*:	21.34%
		Estimated return*:	11.44%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-1983	Debt/Income ratio:	22%
Credit score:	600-619 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	4 / 4	Length of status:	16y 2m
Amount delinquent:	$3,186	Total credit lines:	29	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$405	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	22	Bankcard utilization:	81%
		Homeownership:	No
Screen name:	eduardodnewyork	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	33 ( 94% )	600-619 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	2 ( 6% )	640-659 (Aug-2011) 600-619 (May-2008)
Principal balance:	$1,536.98	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
debt
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $2000
Monthly expenses: $1100
Housing: $765
Insurance: $
Car expenses: $
Utilities: $90
Phone, cable, internet: $150
Food, entertainment: $400
Clothing, household expenses: $150
Credit cards and other loans: $86
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597392
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$23,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	2.00%
Term:	60 months

Lender yield:	12.85%	Borrower rate/APR:	13.85% / 16.15%	Monthly payment:	$533.38

Lender servicing fee:	1.00%	Effective Yield*:	12.80%
		Estimated return*:	10.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1989	Debt/Income ratio:	31%
Credit score:	720-739 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 18	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$47,262	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	63%
		Homeownership:	Yes
Screen name:	contract-trader8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	720-739 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	680-699 (Feb-2010)
Principal balance:	$1,701.64	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay off 2 high interest credit cards and an auto loan.

My financial situation:
I am a good candidate for this loan because of my recent payment history. Unkown to me, my ex-wife created significant credit card debt in both our names. She handled the finances and I had no idea. This did come out during the divorce process. Since my divorce, I have taken full control of my finances and have been paying down this debt. I am paid ahead on several cards, have paid some off and continue to work hard toward becoming debt free. By receiving this loan, I would be able to pay off 2 high interest credit cards. One is 29.99% and the other is at 26.99%. I would also be able to pay off an auto loan. The payment for this consolidation loan would be nearly $250.00 less than my combined payments on the items listed here.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597426
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	9.50%
Term:	12 months

Lender yield:	15.72%	Borrower rate/APR:	16.72% / 24.53%	Monthly payment:	$455.36

Lender servicing fee:	1.00%	Effective Yield*:	15.36%
		Estimated return*:	5.86%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-2003	Debt/Income ratio:	45%
Credit score:	620-639 (Jun-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	6y 8m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$38,919	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	87%
		Homeownership:	Yes
Screen name:	gerrelda	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	51 ( 100% )	620-639 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	700-719 (Oct-2009) 720-739 (Aug-2008)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	51
Description
Start-up Capital
Purpose of loan:
Start up a tax business

My financial situation:
I always pay on time and have never defaulted on any loans. I have a positive paymet history.

Monthly net income: $5882
Monthly expenses: $
Housing: $686
Insurance: $-
Car expenses: $487
Utilities: $150
Phone, cable, internet: $36
Food, entertainment: $450
Clothing, household expenses: $50
Credit cards and other loans: $800
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597444
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1972	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (May-2012)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	16 / 15	Length of status:	6y 3m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$55,819	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	59%
		Homeownership:	No
Screen name:	auction-sasquatch2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
improving the look of my business
Purpose of loan:
This loan will be used to renovate my business which has always been my dreams

My financial situation: is good but not great
I am a good candidate for this loan because i'm an older person i have been in business for my self since 2006 and i am still here and get my business to the highest of all the small businesses in my area

Monthly net income: $ 3100.00
Monthly expenses: $800.00
Housing: $ 700.00
Insurance: $ 450.00
Car expenses: $ 350.00
Utilities: $ 372.00
Phone, cable, internet: $ 110.00
Food, entertainment: $ 150.00
Clothing, household expenses: $200.00
Credit cards and other loans: $ 1500.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597450
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	9.90%
Term:	60 months

Lender yield:	25.10%	Borrower rate/APR:	26.10% / 28.70%	Monthly payment:	$450.00

Lender servicing fee:	1.00%	Effective Yield*:	24.48%
		Estimated return*:	14.58%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Aug-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	11y 10m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$9,075	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	generosity-titan	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	740-759 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	0 ( 0% )	680-699 (Aug-2011) 720-739 (Sep-2008)
Principal balance:	$6,233.35	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597466
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.90%
Term:	36 months

Lender yield:	20.48%	Borrower rate/APR:	21.48% / 25.26%	Monthly payment:	$151.69

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	11.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-2001	Debt/Income ratio:	18%
Credit score:	640-659 (Jun-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	9 / 7	Length of status:	10y 10m
Amount delinquent:	$296	Total credit lines:	13	Occupation:	Pharmacist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,062	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	No
Screen name:	creative-revenue9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Vacation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597468
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	4.20%
Term:	36 months

Lender yield:	13.69%	Borrower rate/APR:	14.69% / 18.32%	Monthly payment:	$379.65

Lender servicing fee:	1.00%	Effective Yield*:	13.46%
		Estimated return*:	9.26%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1998	Debt/Income ratio:	45%
Credit score:	700-719 (Jun-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	13y 7m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,903	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	24%
		Homeownership:	Yes
Screen name:	cannon781	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	700-719 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	0 ( 0% )	740-759 (Jul-2011)
Principal balance:	$10,584.59	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Consolidate existing loan and CC
Purpose of loan:
Pay off existing Loan and a credit card

My financial situation:
I have never missed a loan payment or been late. I pay all my bills on time or in advance.

Monthly net income: $~2700
Monthly expenses: $~2400
Housing: $850
Insurance: $~100
Car expenses: $550
Utilities: $~200
Phone, cable, internet: $~110
Food, entertainment: $~100
Credit cards and other loans: $~500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597508
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.90%
Term:	36 months

Lender yield:	20.48%	Borrower rate/APR:	21.48% / 25.26%	Monthly payment:	$568.83

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	11.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1994	Debt/Income ratio:	62%
Credit score:	760-779 (Jun-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 10	Length of status:	18y 7m
Amount delinquent:	$0	Total credit lines:	46	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,156	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	68%
		Homeownership:	Yes
Screen name:	inspiring-p2ploan910	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting New Business
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $7,250
Monthly expenses: 5,000
Housing: $1,450
Insurance: $300
Car expenses: $200
Utilities: $300
Phone, cable, internet: $150
Food, entertainment: $500
Clothing, household expenses: $100
Credit cards and other loans: $640
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597538
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,500.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.90%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$395.37

Lender servicing fee:	1.00%	Effective Yield*:	23.32%
		Estimated return*:	14.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-1994	Debt/Income ratio:	9%
Credit score:	660-679 (May-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	8y 5m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Construction
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$22,495	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	85%
		Homeownership:	Yes
Screen name:	orange-noble-order	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding
Purpose of loan:
This loan will be used to pay for my bride to be's dream wedding

My financial situation:
I am a good candidate for this loan because I make decent money but need this money for the wedding we have 5 kids between us so it makes it a little harder to save up

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597542
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	May-1979	Debt/Income ratio:	53%
Credit score:	680-699 (Jun-2012)	Inquiries last 6m:	2	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	42y 10m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,220	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	Yes
Screen name:	economy-gatherer8	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting a walk-in bath tub(home Imp
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $2906
Monthly expenses: $
Housing: $664
Insurance: $59
Car expenses: $50
Utilities: $250
Phone, cable, internet: $75
Food, entertainment: $150
Clothing, household expenses: $
Credit cards and other loans: $578
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597598
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.65%
Term:	60 months

Lender yield:	19.85%	Borrower rate/APR:	20.85% / 23.32%	Monthly payment:	$215.75

Lender servicing fee:	1.00%	Effective Yield*:	19.50%
		Estimated return*:	13.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1993	Debt/Income ratio:	11%
Credit score:	720-739 (Jun-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 3	Length of status:	4y 7m
Amount delinquent:	$91	Total credit lines:	17	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,591	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Bankcard utilization:	25%
		Homeownership:	No
Screen name:	fabulous-p2p1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home purchases
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 597616
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	9.90%
Term:	36 months

Lender yield:	21.87%	Borrower rate/APR:	22.87% / 26.68%	Monthly payment:	$96.60

Lender servicing fee:	1.00%	Effective Yield*:	21.34%
		Estimated return*:	11.44%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-2007	Debt/Income ratio:	8%
Credit score:	640-659 (May-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	1y 8m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,733	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	85%
		Homeownership:	Yes
Screen name:	balance-phoenix	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	8 ( 100% )	640-659 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	740-759 (Sep-2011)
Principal balance:	$8,244.35	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
Buying a new car.
Purpose of loan:
This loan will be used to...Buy a new car

My financial situation:
I am a good candidate for this loan because...I am paying off my 1st loan in time and had a salary of over 100k, household income of 200k with one dependent.

Monthly net income: $ 6300
Monthly expenses: $ 600
Housing: $ 2000
Insurance: $ 50
Car expenses: $ 80
Utilities: $ 300
Phone, cable, internet: $ 80
Food, entertainment: $ 200
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.